UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 15, 2009

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA	19341-0645
(Address of principal executive offices)	(Zip Code)

(610) 594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On December 15, 2009, the board of directors of West Pharmaceutical Services, Inc. approved a realignment of West’s business operations into two divisions, “Packaging Systems” and “Delivery Systems,” to take effect on January 1, 2010.

The Packaging Systems division will focus on primary container solutions, including components for drug packaging and prefillable syringe systems.  The division will consist of West’s core pharmaceutical packaging and disposable medical components included in the traditional business operated currently under the Pharmaceutical Systems reporting segment.  The division also will include associated laboratory and other services.  Steven A. Ellers, West’s President and a 26-year West veteran, will head up the Packaging Systems division.  The growth strategy for the Packaging Systems division includes organic growth through market segmentation, new-product innovation, strategic acquisitions and geographic expansion.

The Delivery Systems division will focus on safety systems and multi-component systems for drug administration.  It will consist of the injection-molding and assembly business within the current Tech Group segment, safety and administration systems, advanced injection systems and other innovation-related products and businesses.  John E. Paproski will lead the new division in the position of President, Delivery Systems, and report directly to West’s CEO Donald E. Morel, Jr.  During his 27 years with the Company, Mr. Paproski has held a variety of positions within operations and R&D, including most recently, Vice President, Innovation.  West intends to pursue growth in the Delivery Systems division through the development and commercialization of proprietary multi-component systems for injectable drug administration and other healthcare applications.  As part of this realignment, Robert S. Hargesheimer, the former president of the Tech Group segment, will transition to a global strategic operations role.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning are forward-looking statements.  Actual results may differ from those set forth in the forward-looking statements.  Factors that could cause results to differ materially from those described in the forward-looking statements can be found in West’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2009 and Quarterly Report on Form 10-Q filed with the SEC on November 4, 2009 and West’s other filings with the SEC available at the SEC’s Internet site (http://www.sec.gov).  West does not undertake any obligation to update publicly or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey
John R. Gailey III, Vice President, General
Counsel and Secretary

December 17, 2009

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